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                          FORM 8-K. --CURRENT REPORT
            (As last amended in Rel. No. 34-36968, eff. 8/13/92.)

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) August 16, 1995

                          RIVER FOREST BANCORP, INC.
            (Exact name of registrant as specified in its charter)


Minnesota                                            0-6136                            41-0823592
---------                                            ------                            ----------
(State of incorporation of organization)     (Commission File Number)           (IRS Employer Identification No.)

Lincoln National Bank Building
3959 N. Lincoln Avenue, Chicago, Illinois              60613
-----------------------------------------            ----------
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (312) 549-7100.
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ITEM 5. OTHER EVENTS.

On August 16, 1995 the Board of Directors of the Registrant declared a two-for-one stock split of its common stock payable September 22, 1995 to shareholders of record at September 8, 1995. Shareholders will receive one additional share for each share held, in the form of a stock dividend.

Concurrently, the Registrant's Board of Directors declared a $0.10 cash dividend on common stock payable October 10, 1995 to shareholders of record at September 25, 1995.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


Exhibit                                 Description
--------                                -----------
99                        Press release dated August 16, 1995 for the
                          Registrant.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     RIVER FOREST BANCORP, INC.

Date: August 21, 1995                By:      /s/ Michael J. McClure
                                          -----------------------------------
                                                  Michael J. McClure
                                       Vice President & Chief Accounting Officer